Exhibit 4(ii)

	INCENTIVE STOCK OPTION CERTIFICATE

	INSITUFORM TECHNOLOGIES, INC.

	1992 DIRECTOR STOCK OPTION PLAN

	Date of Grant:

	Name of Optionee:

	Number of Shares:

	Price Per Share:  $


	This is to certify that, effective on the date of grant
specified above (which shall in no event be after March 31, 2002), the Board of Directors of Insituform Technologies, Inc. (the
"Company") or, as determined by the Board of Directors in its sole discretion, a committee from time to time appointed by the Board of Directors and consisting of not less than two of its members
(the Board of Directors, or such committee, hereinafter referred to as the "Committee") has granted to the above-named optionee
(the "Optionee") an option to purchase from the Company, for the price per share set forth above, the number of shares of Class A
Common Stock, $.01 par value (the "Stock"), of the Company set forth above pursuant to the Company's 1992 Director Stock Option
Plan (the "Plan").  This option is granted pursuant to Section 6 of the Plan and, except as otherwise provided herein, shall be treated as an "incentive stock option" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the
"Code").
	The terms and conditions of the option granted hereby, in
addition to the terms and conditions contained in the Plan, are as follows:
	1.	The price at which each share of Stock subject to this
option may be purchased shall be the price set forth above,
subject to any adjustments which may be made pursuant to Section 9 hereof, provided that it shall in no event be less than the market value (as determined pursuant to Section 4 hereof) per share of
Stock on the date of grant, and provided further that in the event the Optionee owns on the date of grant stock possessing more than
10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation (within the meaning of Sections 424 (e) and (f) of the Code and referred to herein as "Parent" and "Subsidiary", respectively), the price per share shall not be less than 110% of the market value per share of
Stock on the date of grant.
	2.	Subject to the terms and conditions set forth herein,
this option may be exercised to purchase shares of Stock covered by this option only in accordance with the following schedule:
							Cumulative Percentage
							of Aggregate Number of
							Shares of Stock Covered
		Commencement of			by Option Which May be
		Exercise Period			Purchased
		---------------			------------------------

Date of grant.................................. 100%


less, in the case of each exercise period, the number of shares of Stock, if any, previously purchased hereunder. This option shall terminate and no shares of Stock may be purchased hereunder more than ten years after the date of grant, provided that in the event the Optionee owns on the date of grant stock possessing more than
10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary thereof, this option shall terminate and no shares of stock may be purchased more than five years after the date of grant.
	3.	Except as provided in Section 7 hereof, this option may
not be exercised unless the Optionee is in the service of the
Company or any Parent or Subsidiary at the time of such exercise and shall have been in such service continuously since the date of the grant of this option.
	4.	Subject to the terms and conditions set forth herein,
the Optionee may exercise this option at any time as to all or any of the shares of Stock then purchasable in accordance with Section
2 hereof by delivering to the Company written notice specifying:
			(i)	the number of whole shares of
Stock to be purchased together with payment in full of the aggregate option price of such shares;

			(ii)	the address to which dividends,
notices, reports, etc. are to be sent; and

			(iii)	the Optionee's social security
number.

Only one Stock certificate will be issued unless the Optionee otherwise requests in writing. Payment shall be in cash, or by certified or bank cashier's check payable to the order of the
Company, free from all collection charges; provided, however, that payment may be made in shares of Stock owned by the Optionee having a market value on the date of exercise equal to the
aggregate purchase price, or in a combination of cash and Stock.
For purposes of the Plan, the market value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price of the Stock as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on such date, or if the Stock is not so reported, the average of the closing high bid and low asked prices of the Stock in the over-the-counter market on such date, as reported on
NASDAQ, or if there are no such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose.  If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. No Optionee shall be entitled to any rights as a stockholder of the Company in respect of any shares of Stock covered by this option until such shares of Stock shall have been paid for in full and issued to the Optionee.
	5.	As soon as practicable after the Company receives
payment for shares of Stock covered by this option, it shall deliver a certificate or certificates representing the shares of
Stock so purchased to the Optionee, registered in the name of the
Optionee.
	6.	This option is personal to the Optionee and during the
Optionee's lifetime may be exercised only by the Optionee. This option shall not be transferable other than by will or the laws of descent and distribution; provided, however, the Optionee may designate a beneficiary or beneficiaries, in the event of the death of the Optionee, to exercise the rights of the Optionee and receive the Stock issued hereunder, such designation to be provided in such form as shall be prescribed by the Committee, and shall be effective upon delivery to the Company, and when effective shall revoke all prior designations.  If the Optionee dies with no such beneficiary designation in effect, this Option shall be transferred by will or pursuant to the laws of descent and distribution.
	7.	In the event that the Optionee's service or employment
with the Company or of any Parent or Subsidiary, whether as a director of the Company or an employee or consultant of the
Company or any Parent or Subsidiary (hereinafter the "Optionee's service" and the "Optionee's employment", respectively), is terminated prior to the time that this option has been fully exercised, this option shall be exercisable, as to any remaining shares of Stock subject hereto, only in the following circumstances:
			(i)	If (x) the Optionee's service as a
director is terminated for any reason, and
(y) the Optionee is not an employee or
consultant of the Company or any Parent or Subsidiary thereof, or the Optionee's employment is terminated at or after age 60 or by action of the Company, this option may be exercised by the Optionee within 30 days after the last such termination, but only as to any shares exercisable on the date the Optionee's service and/or employment so terminates;

			(ii)   if the Optionee's service and/or
employment is terminated by reason of the Optionee's total and permanent disability
(pursuant to the terms of any employee
disability benefit plan maintained by the Company or any Parent or Subsidiary thereof) while employed by the Company or any Parent or Subsidiary thereof, this option shall thereupon become exercisable in full by the Optionee within 30 days after such termination;

			(iii)	In the event of the death of the
Optionee during the 30-day period after
termination of service and/or employment covered by (i) above, the Optionee's beneficiary or the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death;

			(iv)	In the event of the death of the
Optionee while serving as a director or
employed, this option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option.

Any options exercised pursuant to the foregoing clause (iii) shall be treated for all purposes of the Plan as non-statutory stock options. The provisions of the foregoing clauses (ii) and (iii)
shall apply to this option to the extent permitted by Section
422(d) of the Code and any option in excess thereof shall,
immediately upon the occurrence of the event described in the foregoing clauses (ii) and (iii), be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing clauses (ii) and
(iii). Notwithstanding the foregoing, this option shall in no event be exercisable after the date of termination of such option specified in Section 2 hereof.
	8.	This option does not confer on the Optionee any right
to continue in the service of the Company or interfere in any way with the right of the Company to determine the terms of the
Optionee's service. The grant of any option under the Plan is entirely within the discretion of the Committee and the grant of any option under the Plan does not entitle the Optionee to any further grants of options under the Plan unless the Committee in its sole discretion so determines to grant further options to the
Optionee.
	9.	In the event of a reorganization, recapitalization,
stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares covered by this option, or in the option price per share hereunder.
	10.	This option shall be subject to the requirement that if
at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Stock covered hereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of this option or the purchase of shares of Stock hereunder, this option may not be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.  The
Committee may require that the person exercising this option shall make such representations and agreements and furnish such
information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirements.
	11.	This option and the terms and conditions herein set
forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. All interpretations or determinations of the Committee shall be binding and conclusive upon the Optionee and his legal representatives on any question arising hereunder or under the Plan.
	12.	The Optionee shall be responsible for all income, FICA
and Medicare taxes applicable to any income realized upon the exercise of any option hereunder.
	13.	By acceptance of this option, the Optionee agrees that
in the event the Optionee sells or otherwise disposes of any shares of Stock subject to this option on or prior to (i) the date two years from the date of the grant of this option, or (ii) the date one year from the transfer of any of such shares to him pursuant to the exercise of this option or any portion thereof, the Optionee shall promptly upon the occurrence of any such event
(x) give notice to the Company of the occurrence thereof, which notice shall specify the manner in which such shares of Stock were sold or disposed of and the consideration received therefor, (y) furnish to the Company such other information as may reasonably be requested by the Company, and (z) to the extent required by the Company, pay to the Company the amount of any taxes which the
Company may be required to withhold with respect to such shares.
	14.	All notices hereunder to the Company shall be delivered
or mailed to the following address:

	Insituform Technologies, Inc.
	702 Spirit 40 Park Drive
	Chesterfield, MO 63005

	Attention: Secretary

Such address for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Optionee.
						INSITUFORM TECHNOLOGIES, INC.



						By
						   --------------------------------


						-----------------------------------
									   Option Holder




				STOCK OPTION CERTIFICATE

	INSITUFORM TECHNOLOGIES, INC.

	1992 DIRECTOR STOCK OPTION PLAN

	Date of Grant:

	Name of Optionee:

	Number of Shares:

	Price Per Share:


	This is to certify that, effective on the date of grant
specified above (which shall in no event be after March 31, 2002), the Board of Directors of Insituform Technologies, Inc. (the
"Company"), or, as determined by the Board of Directors in its sole discretion, a committee from time to time appointed by the
Board of Directors and consisting of not less than two of its members (the Board of Directors, or such committee, hereinafter referred to as the "Committee") has granted to the above-named optionee (the "Optionee") an option to purchase from the Company, for the price per share set forth above, the number of shares of
Class A Common Stock, $.01 par value (the "Stock"), of the Company set forth above pursuant to the Company's 1992 Director Stock
Option Plan (the "Plan").  This option shall not be treated as an
"incentive stock option" within the meaning of Section 422 of the
Internal Revenue Code of 1986, as amended (the "Code").
	The terms and conditions of the option granted hereby, in
addition to the terms and conditions contained in the Plan, are as follows:
	1.	The price at which each share of Stock subject to this
option may be purchased shall be the price set forth above,
subject to any adjustments which may be made pursuant to Section 9 hereof.
	2.	Subject to the terms and conditions set forth herein,
this option may be exercised to purchase shares of Stock covered by this option only in accordance with the following schedule:
							Cumulative Percentage
							of Aggregate Number of
							Shares of Stock Covered
		Commencement of			by Option Which May be
		Exercise Period			Purchased
		----------------		------------------------

Date of grant.................................. 100%


less, in the case of each exercise period, the number of shares of Stock, if any, previously purchased hereunder. This option shall terminate and no shares of Stock may be purchased hereunder more than ten years after the date of grant.
	3.	Except as provided in Section 7 hereof, this option may
not be exercised unless the Optionee is in the service of the
Company or any parent or subsidiary corporation (within the
meaning of Sections 424 (e) and (f) of the Code and referred to herein as "Parent" and "Subsidiary", respectively), at the time of such exercise and shall have been in such service continuously since the date of the grant of this option.
	4.	Subject to the terms and conditions set forth herein,
the Optionee may exercise this option at any time as to all or any of the shares of Stock then purchasable in accordance with Section
2 hereof by delivering to the Company written notice specifying:
			(i)		the number of whole shares of
Stock to be purchased together with payment in full of the aggregate option price of such shares;

			(ii)		the address to which dividends,
notices, reports, etc. are to be sent; and

			(iii)	the Optionee's social security
number.

Only one Stock certificate will be issued unless the Optionee otherwise requests in writing. Payment shall be in cash, or by certified or bank cashier's check payable to the order of the
Company, free from all collection charges; provided, however, that payment may be made in shares of Stock owned by the Optionee having a market value on the date of exercise equal to the
aggregate purchase price, or in a combination of cash and Stock.
For purposes of the Plan, the market value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price of the Stock as reported on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System on such date, or if the Stock is not so reported, the average of the closing high bid and low asked prices of the Stock in the over-the-counter market on such date, as reported on
NASDAQ, or if there are no such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose.  If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. No Optionee shall be entitled to any rights as a stockholder of the Company in respect of any shares of Stock covered by this option until such shares of Stock shall have been paid for in full and issued to the Optionee.
	5.	As soon as practicable after the Company receives
payment for shares of Stock covered by this option, it shall deliver a certificate or certificates representing the shares of
Stock so purchased to the Optionee, registered in the name of the
Optionee.
	6.	This option is personal to the Optionee and during the
Optionee's lifetime may be exercised only by the Optionee. This option shall not be transferable other than by will or the laws of descent and distribution; provided, however, the Optionee may designate a beneficiary or beneficiaries, in the event of the death of the Optionee, to exercise the rights of the Optionee and receive the Stock issued hereunder, such designation to be provided in such form as shall be prescribed by the Committee, and shall be effective upon delivery to the Company, and when effective shall revoke all prior designations.  If the Optionee dies with no such beneficiary designation in effect, this Option shall be transferred by will or pursuant to the laws of descent and distribution.
	7.	In the event that the Optionee's service or employment
with the Company or of any Parent or Subsidiary, whether as a director of the Company or an employee or consultant of the
Company or any Parent or Subsidiary (hereinafter the "Optionee's service" and the "Optionee's employment", respectively), is terminated prior to the time that this option has been fully exercised, this option shall be exercisable, as to any remaining shares of Stock subject hereto, only in the following circumstances:
			(i)	If (x) the Optionee's service as a
director is terminated for any reason, and
(y) the Optionee is not an employee or
consultant of the Company or any Parent or Subsidiary thereof, or the Optionee's employment is terminated at or after age 60 or by action of the Company, this option may be exercised by the Optionee within 30 days after the last such termination, but only as to any shares exercisable on the date the Optionee's service and/or employment so terminates;

			(ii)   if the Optionee's service and/or
employment is terminated by reason of the Optionee's total and permanent disability
(pursuant to the terms of any employee
disability benefit plan maintained by the Company or any Parent or Subsidiary thereof) while employed by the Company or any Parent or Subsidiary thereof, this option shall thereupon become exercisable in full by the Optionee within 30 days after such termination;

			(iii)		In the event of the death of the
Optionee during the 30-day period after
termination of service and/or employment covered by (i) above, the Optionee's beneficiary or the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death;

			(iv)	In the event of the death of the
Optionee while serving as a director or
employed, this option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option.

Notwithstanding the foregoing, this option shall in no event be exercisable after the date of termination of such option specified in Section 2 hereof.
	8.	This option does not confer on the Optionee any right
to continue in the service of the Company or interfere in any way with the right of the Company to determine the terms of the
Optionee's service. The grant of any option under the Plan is entirely within the discretion of the Committee and the grant of any option under the Plan does not entitle the Optionee to any further grants of options under the Plan unless the Committee in its sole discretion so determines to grant further options to the
Optionee.
	9.	In the event of a reorganization, recapitalization,
stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares covered by this option, or in the option price per share hereunder.
	10.	This option shall be subject to the requirement that if
at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Stock covered hereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of this option or the purchase of shares of Stock hereunder, this option may not be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.  The
Committee may require that the person exercising this option shall make such representations and agreements and furnish such
information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirements.
	11.	This option and the terms and conditions herein set
forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. All interpretations or determinations of the Committee shall be binding and conclusive upon the Optionee and his legal representatives on any question arising hereunder or under the Plan.
	12.	The Optionee shall be responsible for all income, FICA
and Medicare taxes applicable to any income realized upon the exercise of any option hereunder.
	13.	All notices hereunder to the Company shall be delivered
or mailed to the following address:
	Insituform Technologies, Inc.
	702 Spirit 40 Park Drive
	Chesterfield, MO 63005

	Attention: Secretary




Such address for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Optionee.
						INSITUFORM TECHNOLOGIES, INC.




						By
						   ----------------------------------


						-------------------------------------
						                   , Option Holder










corp\ina\stk-optn\stopdiso.00.doc	17